AMENDMENT TO THE BANK CREDIT NOTE
CCB - LOAN

Code: 0001-9	Branch: PARENT COMPANY	Date of the Amendment: May 17, 2012	Note No. : 0436/11 B
I - Parties
1. BANCO PINE S.A., with its principal place of business at Avenida das Nações Unidas, 8501, 29th and 30th Floors - Ed. Eldorado Business Tower, Pinheiros, São Paulo, SP, Postal Code 05425-070, Corporate Taxpayer Identification Number (CNPJ/MF) 62.144.175/0001-20, hereinafter referred to as PINE.

2. Issuer, hereinafter referred to as ISSUER: Name: AMYRIS BRASIL LTDA
Address: R JAMES CLERK MAXWELL, No. 315 - TECHNO PARK - POSTAL CODE: 13.069-380			City/State CAMPINAS / SP
CNPJ: 09.379.224/0001-20			Checking Account No.: 3169-2
3. Surety(ies), hereinafter referred to as SURETY(IES): Name:			Individual Taxpayer Identification Number (CPF) / Corporate Taxpayer Identification Number (CNPJ)
Address:		City/State:	Marital Status and Matrimonial Regime:
4 - Third-Party Guarantor(s), hereinafter referred to as THIRD-PARTY GUARANTOR(S):
Name:			CPF/CNPJ No.:
Address:			City/State:
Marital Status / Matrimonial Regime (if an individual):

II -     Original Note (“Note”):

Name: BANK CREDIT NOTE - LOAN	No.: 0436/11	Date: December 21, 2011
Name: AMENDMENT TO THE BANK CREDIT NOTE - LOAN	No.: 0436/11 A	Date: February 17, 2012

III -    Whereas:

a)
By means of the Note reflected in the instrument informed in field II of the Preamble, PINE granted ISSUER a credit in the amount of thirty-five million Brazilian Reais (R$35,000.000.00), with maturity date on May 17, 2012.

b)	ISSUER has paid charges by the date hereof, and there is a debit balance in the amount of thirty-five million Brazilian Reais (R$35,000.000.00).

IV -     At the request of ISSUER, the parties mutually agree to execute this instrument in order to change the terms for payment of the remaining balance due by ISSUER to PINE.

V -     In view of the new conditions agreed for payment of the debit balance, ISSUER shall pay one hundred and twenty-nine thousand one hundred and fifty Brazilian Reais (R$129,150.00) as Supplementary Tax on Financial Transactions (IOF), and the amended field shall now read as follows:
(…)

II - Conditions
3. Term: 238 days	4. Final Maturity: August 15, 2012
IOF pursuant to the applicable law: R$ 474,530.00	Supplementary IOF: R$ 129,150.00

III - Form of Disbursement:
IV- Charges:
A. (X) 120.77% of the variation of the Interbank Certificate of Deposit (CDI), as calculated by the Center of Custody and Financial Settlement of Securities (CETIP) and disclosed by the Brazilian Association of Financial Market Institutions (ANDIMA), plus the interest informed in item "B".

(…)

V - Form of Payment:
The installments shall be debited on the dates informed in the table below from the checking account held by ISSUER, as informed above.
Maturity Date	Amounts (R$)	Maturity Date	Amounts (R$)	Maturity Date	Amounts (R$)
August 15, 2012	R$35,000,000.00 + CHARGES

(…)

VI -     The items of the preamble of the Note not expressly mentioned in this instrument shall remain unchanged.

IN WITNESS WHEREOF, the parties declare that this instrument is executed without any intent of novation, ratify the other clauses and conditions not amended hereby, especially the guarantees agreed between the parties, and execute this instrument in three (3) counterparts of equal substance, form and contents, all of which for the same effect, in the presence of the two (2) undersigned witnesses.

São Paulo, May 17, 2012.

ISSUER, THE SURETY(IES) AND THE THIRD-PARTY GUARANTOR(S) DECLARE, FOR ALL PURPOSES AND EFFECTS, THAT THEY HAVE READ AND AGREE WITH ALL CONDITIONS SET FORTH HEREIN, AND THEY HEREBY AGREE TO COMPLY WITH ALL PROVISIONS HEREOF.

/s/ Fabio Schettino    /s/ Roel Win Collier
ISSUER: AMYRIS BRASIL LTDA             BANCO PINE S/A
Fabio Schettino        Roel Win Collier
CFO            General Manager
Amyris Brasil Ltda.    Amyris Brasil Ltda.

Witnesses    /s/ Mariana Dias Eduardo
Name:    Mariana Dias Eduardo        Name:
ID:    illegible                ID:
CPF:    illegible                CPF: